[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.28(xix)

AMENDMENT NO.17 TOTHE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT No. 17 (the “Seventeenth Amendment”), effective as of December 08, 2014 (the “Seventeenth Amendment Effective Date”) by and between BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GMBH, Binger Str. 173, 55216 lngelheim, Germany (“'BI”) and FIBROGEN, INC. 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between BOEHRINGER INGELHEIM PHARMA GMBH & Co. KG, Birkendorfer Str.65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FIBROGEN on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No.4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 1, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of July 9, 2013, Amendment No. 12, effective as of August 1, 2013 and subsequently assigned by BI Pharma to BI, Amendment No. 13, effective as of March 6, 2014, Amendment No. 14, effective as of February 5, 2014, Amendment No. 15, effective as of October 20, 2014, and Amendment No. 16, effective as of December 8, 2014 (hereinafter together the “Supply Agreement”). BI and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes BI Pharma to conduct [*] in compliance with the terms of the Supply Agreement as set forth in and as amended by this Seventeenth Amendment. The activities hereunder will be performed by BI Pharma on behalf of BI.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1) Unless otherwise defined herein, all capitalized terms and phrases used in this Seventeenth Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2) The Parties agree that pursuant to Section 2.2 of the Supply Agreement, the work plan entitled [*], Version of December 08, 2014”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement. Pursuant thereto BI shall on behalf of FibroGen and in accordance with the Supply Agreement, [*] (as defined in the Amended and Restated Quality Agreement) and [*] (as defined in the Amended and Restated Quality Agreement) from [*] by BI Pharma on behalf of BI.

(3) The Specifications for [*] pursuant to Section 2 hereof have been agreed to by the Parties and are set forth in the Amended and Restated Quality Agreement by and between the Parties. Such Specifications for [*], as applicable, shall apply to the activities contemplated by Section (2) above as part of the [*], respectively.

(4) For the avoidance of doubt, [*] of the Supply Agreement relating to the manufacture of Product which are reasonably applicable to [*] shall apply accordingly to [*] as set forth in Exhibit A hereto, including but not limited to the provisions regarding delivery of Product set forth in Section 4 of the Supply Agreement, Parties' warranties set forth in Section 7 of the Supply Agreement (including, for the avoidance of doubt, the disclaimer set forth in Section 7.5 of the Supply Agreement) and the limitations of BI Pharma's liability and indemnification obligations set forth in Section 8 of the Supply Agreement.

(5) This Seventeenth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Seventeenth Amendment, either oral or written, heretofore made with respect to subject mailer herein are expressly superseded by this Seventeenth Amendment.

This Seventeenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Seventeenth Amendment to the Supply Agreement as of Seventeenth Amendment Effective Date.

Biberach, December 8, 2014

BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GMBH

ppa.	ppa.

[*]	[*]
[*]	[*]
VP Business & Contracts	Head of Team Biberach - Dep. Legal Germany

San Francisco January 9, 2014

FIBROGEN, INC.

/s/ Jim Polarek
Jim Polarek	Name
Vice President	Title

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Exhibit A

Work Scope

of Boehringer Ingelheim Biopharmaceuticals GmbH

Birkendorfer SraBe 65

88397 Birberach an der RiB

for

FibroGen

[*]

(Version or December 08, 2014)

[*]

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